EXHIBIT 10.40

   REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION
                         AND IS DENOTED HEREIN BY *****

                              CHARLES & COLVARD(TM)
                        ------------CREATED-------------
                              M O I S S A N I T E


SENT VIA FACSIMILE AND PRIORTY MAIL

March 16, 2000

Mr. Ray Stroup Jr.
Vice President of Marketing
Stuller Settings, Inc.
302 Rue Louis XIV
Lafayette, Louisiana 70508

Dear Mr. Stroup,

Attached is the requested Stuller Vendor Data Sheet, with the C&C price list attached.

Additionally, for the Term of the appointment, C3, Inc., DBA Charles & Colvard, (C&C), hereby;

1. Appoints Stuller Settings Inc., (Stuller) the rights to sell Charles & Colvard created moissanite in the territory comprised of the North American Continent from the present date until December 31, 2001. (The appointment
     Term)

2. Warrants that Stuller will be charged no more than the lowest price charged to any customer worldwide. Warrants that Stuller will be charged no more than level 5 in attached Very Good pricing schedule. Further, if at any time the pricing of moissanite is decreased, C&C shall provide Stuller with a credit toward additional purchases of moissanite equal to the amount of such price decrease on the lesser of (a) Stuller's net purchases of moissanite during the prior 90 days or (b) Stuller's actual inventory at such time.

3. Agrees to provide the funds for the marketing of moissanite equal to *****% of Stuller's purchases from C&C, paid quarterly in arrears, in the form of credits against future purchases of moissanite from C&C.

4. Agrees to maintain a backup inventory of 100% of the previous quarters purchases by Stuller.

5. Agrees to provide stock rebalancing quarterly on a dollar value per dollar value basis.

6. Agrees to provide the Stuller staff with any required training concerning the product, the marketing strategy, and the product positioning being implemented by C&C.

7. Will indemnify and hold harmless Stuller against any claims from existing C&C customers to territorial exclusivity arising from their current relationship with C&C.

Stuller hereby recognizes and agrees to cooperate with C&C in the protection of all C&C trademarks, copyrights and intellectual property. Further, Stuller agrees to include Charles & Colvard created moissanite in its catalog and trade show presentations for the term of the agreement, and to make commercially reasonable efforts to market moissanite to its' customers consistent with the brand identity guidelines supplied by C&C.

If the forgoing meets with your understanding of our agreement, please sign and return one copy of this letter for my files.

Agreed and accepted:

C3, Inc.  DBA Charles & Colvard                      Stuller Settings, Inc.


/s/ Robert S. Thomas                        /s/ Ray Stroup
--------------------                        ---------------------------
Robert S. Thomas                            Ray Stroup Jr.
President & COO                             Vice President of Marketing

3800 Gateway Boulevard, Suite 311  Morrisville, NC 27560  Telephone 919.468.0399
                    Facsimile 91.468.0486  www.moissanite.com

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

                                    VERY GOOD
                                    PRICING

                       This information is confidential.
                All prices are subject to change without notice.

--------------------------------------------------------------------------------------------------------------------------
     ROUND        APPROX. CT. WT.  PRICE LEVEL 1     PRICE LEVEL 2    PRICE LEVEL 3     PRICE LEVEL 4     PRICE LEVEL 5
--------------------------------------------------------------------------------------------------------------------------
      2mm              0.03            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     2.5mm             0.05            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      3mm              0.09            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     3.5mm             0.14            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      4mm               0.2            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     4.5mm             0.29            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      5mm               0.4            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     5.5mm             0.53            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      6mm              0.69            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     6.5mm             0.87            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      7mm              1.09            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     7.5mm             1.34            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      8mm              1.63            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     8.5mm             1.95            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      9mm              2.31            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     9.5mm             2.72            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      10mm             3.17            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     10.5mm            3.67            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      11mm             4.22            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     11.5mm            4.83            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      12mm             5.48            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
      OVAL        APPROX. CT. WT.   PRICE LEVEL 1   PRICE LEVEL 2     PRICE LEVEL 3    PRICE LEVEL 4   PRICE LEVEL 5
---------------------------------------------------------------------------------------------------------------------
      6x4              0.48             *****           *****             *****            *****           *****
---------------------------------------------------------------------------------------------------------------------
      7x5              0.82             *****           *****             *****            *****           *****
---------------------------------------------------------------------------------------------------------------------
      8x6              1.32             *****           *****             *****            *****           *****
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
    PRINCESS      APPROX. CT. WT.   PRICE LEVEL 1   PRICE LEVEL 2     PRICE LEVEL 3    PRICE LEVEL 4     PRICE LEVEL 5
---------------------------------------------------------------------------------------------------------------------
      3x3              0.16             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
    3.5x3.5            0.23             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
      4x4              0.35             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
    4.5x4.5             0.5             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
      5x5              0.68             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
    5.5x5.5            0.86             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
      6x6              1.12             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
    6.5x6.5            1.41             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
      7x7              1.72             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
   Triangular     Approx. Ct. Wt.   Price Level 1   Price Level 2     Price Level 3    Price Level 4     Price Level 5
---------------------------------------------------------------------------------------------------------------------
  3.5x3.5x3.5          0.14             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
     4x4x4              0.2             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
  4.5x4.5x4.5          0.29             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
     5x5x5             0.36             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
  5.5x5.5x5.5          0.51             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
     6x6x6             0.69             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
  6.5x6.5x6.5          0.88             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
     7x7x7             1.11             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
  7.5x7.5x7.5           1.3             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
     8x8x8              1.6             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------

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(C)2000 Charles & Colvard(TM)All Rights Reserved.

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

                                    VERY GOOD
                                    PRICING


                       This information is confidential.
                All prices are subject to change without notice.

--------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    Radiant       Approx. Ct. Wt.   Price Level 1    Price Level 2    Price Level 3    Price Level 4     Price Level 5
-----------------------------------------------------------------------------------------------------------------------
      6x4               0.6             *****            *****            *****            *****              *****
-----------------------------------------------------------------------------------------------------------------------
      7x5              1.02             *****            *****            *****            *****              *****
-----------------------------------------------------------------------------------------------------------------------
      8x6               1.6             *****            *****            *****            *****              *****
-----------------------------------------------------------------------------------------------------------------------


Price Level 1: Distributor price minimum order ***** carats per calendar quarter Price Level 2: Distributor price minimum order ***** carats per calendar quarter Price Level 3: Distributor price minimum order ***** carats per calendar quarter Price Level 4: Distributor price minimum order ***** carats per calendar quarter Price Level 5: Distributor price minimum order ***** carats per calendar quarter




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(C)2000 Charles & Colvard(TM)All Rights Reserved.